SYMMETRY PANORAMIC TRUST

Symmetry Panoramic US Equity Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Global Equity Fund

Symmetry Panoramic Tax-Managed Global Equity Fund

Symmetry Panoramic US Systematic Fixed Income Fund

Symmetry Panoramic Municipal Fixed Income Fund

Symmetry Panoramic Global Systematic Fixed Income Fund

Symmetry Panoramic Alternatives Fund

(the “Funds”)

Supplement dated April 13, 2026

to the Funds’ Summary Prospectuses and Prospectus, each dated

December 31, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus and should be read in conjunction with the Summary Prospectuses and Prospectus.

I.	Rebecca Cioban, CFA and Kevin Scully, CFA no longer serve as portfolio managers for the Funds. Accordingly, effective immediately, all references to Rebecca Cioban and Kevin Scully are hereby deleted from the Summary Prospectuses and Prospectus.

II.	David Connelly now serves as a portfolio manager for the Funds. John McDermott, Ph.D. will continue to serve as a portfolio manager for the Funds. Accordingly, effective immediately, the Summary Prospectuses and Prospectus are hereby amended and supplemented as follows:

1.	The “Portfolio Managers – Symmetry Partners, LLC” section of the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund, Symmetry Panoramic Municipal Fixed Income Fund and Symmetry Panoramic Alternatives Fund Summary Prospectuses and the corresponding sections of the Prospectus are deleted and replaced with the following:

The Fund is managed by a team that includes John McDermott Ph.D., Portfolio Manager and Chief Investment Strategist, and David Connelly, Founder and Chief Executive Officer. Dr. McDermott has been a manager on the Fund since its inception in 2018. Mr. Connelly was named a portfolio manager in April 2026.

2.	The “Portfolio Managers – Symmetry Partners, LLC” section of the Symmetry Panoramic US Systematic Fixed Income Fund and Symmetry Panoramic Global Systematic Fixed Income Fund Summary Prospectuses and the corresponding sections of the Prospectus are deleted and replaced with the following:

In its role as manager of managers for the Fund, the Adviser provides investment oversight of sub-advisers that provide day-to-day portfolio selection services for the Fund. The portfolio managers providing such oversight are John McDermott, Ph.D., Portfolio Manager and Chief Investment Strategist and David Connelly, Founder and Chief Executive Officer. Dr. McDermott has been a manager on the Fund since its inception in 2018. Mr. Connelly was named a portfolio manager in April 2026.

3.	The following is added to the “Portfolio Managers – Symmetry Partners, LLC” section of the Prospectus:

David Connelly is the Founding Principal and Chief Executive Officer of the Adviser and the Head of the Investment Committee.

Mr. Connelly oversees all of the Adviser’s investment strategies. Mr. Connelly earned a B.A. from Northeastern University and MBA from the University of New Haven.

Please retain this supplement for future reference.